UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 28, 2022
Date of Report (date of earliest event reported)

HILLS BANCORPORATION
(Exact name of registrant as specified in its charter)

Iowa	0-12668		42-1208067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

131 E. Main Street, PO Box 160	Hills	Iowa	52235
(Address of Principal Executive Offices)			(Zip Code)
(319) 679-2291
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 28, 2022, Hills Bancorporation (the “Company”) appointed Tony Roetlin, age 55, to the position of Senior Vice President and Chief Financial Officer of the Company and the Company’s wholly-owned bank subsidiary, Hills Bank and Trust Company (the “Bank”) effective December 30, 2022. Mr. Roetlin will also serve as principal financial officer and principal accounting officer of the Company.

Before his appointment to the Company and the Bank, Mr. Roetlin served as the Director of Finance with the City of Coralville, Iowa from 2012 through his current appointment. Prior to working at the City of Coralville, Mr. Roetlin served in a variety of financial positions at companies including AEGON Asset Management, Springsted Incorporated, William Blair & Company, First Chicago Capital Markets, and American National Bank & Trust Company of Chicago. Mr. Roetlin began his career after graduating with a Bachelor of Business Administration in Finance with an emphasis in Accounting from the University of Iowa in 1991. While working at First Chicago Capital Markets in Chicago, Mr. Roetlin studied at the University of Chicago and graduated with a Master of Business Administration in Finance and Econometrics in 1997.

In connection with his appointment as Senior Vice President, Chief Financial Officer, Mr. Roetlin will be paid a salary of $250,000 per year. Mr. Roetlin will also be eligible for discretionary annual cash bonuses, equity awards under the Company’s 2020 Stock Option and Incentive Plan, and discretionary contributions to the Company’s Employee Stock Ownership and Profit-Sharing Plans. He will also be entitled to receive other employee benefits generally available to all employees of the company and the Bank, including participation in medical plans and the Company’s Employee Stock Purchase Plan.

Mr. Roetlin has no family relationship with any director or executive officer of the Company or any of its affiliated subsidiaries. Since the beginning of the Company’s last fiscal year, neither Mr. Roetlin nor any member of his immediate family have been customers of, or have had transactions in excess of $120,000 with the Company or any of its affiliated subsidiaries which would be reportable under Item 404(a) of SEC Regulation S-K.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        HILLS BANCORPORATION

Date: November 29, 2022            /s/ Dwight O. Seegmiller
                        Dwight O. Seegmiller, Director, President and Chief Executive Officer